UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2004
                                                 ------------

                             ALIGN TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-32259                  94-3267295
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)

881 Martin Avenue, Santa Clara, California                        95050
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (408) 470-1000
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                                 Not applicable
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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

      On July 7, 2004, Align Technology, Inc. ("Align") issued a press release announcing that the United States District Court for the Central District, Southern Division has granted summary judgment in Align's counterclaim against Ormco Corporation, a division of Sybron Dental Specialties, Inc. The Court found that Ormco infringes on two of Align's patents (U.S. Patent No. 6,398,548 and 6,554,611). The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

Exhibit No.                          Description
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   99.1          Press Release, dated July 7, 2004, for Align Technology, Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2004                 Align Technology, INC.

                                    By: /s/ Eldon M. Bullington
                                        ----------------------------------------
                                        Eldon M. Bullington
                                        Vice President of Finance and
                                        Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit No.                          Description
-----------      --------------------------------------------------------------

   99.1          Press Release, dated July 7, 2004, for Align Technology, Inc.